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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

               Date of Report                      September 8, 1997
      (Date of earliest event reported)           (September 2, 1997)


                          UROQUEST MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)

                                     0-20963
                            (Commission File Number)


                 DELAWARE                               59-3176454
       (State or other jurisdication        (I.R.S. Employer Identification No.)
    of incorporation or organization)

173 CONSTITUTION DRIVE, MENLO PARK, CALIFORNIA             94025
   (Address of principal executive offices)             (Zip code)

                                 (650) 463-5180
              (Registrant's telephone number, including area code)


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ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                  Effective September 3, 1997, the Board of Directors of UroQuest Medical Corporation engaged the accounting firm of Ernst & Young LLP as independent public accountants for the Registrant. KPMG Peat Marwick LLP, the Registrant's previous independent accountants, was dismissed by the Registrant's Board of Directors effective September 2, 1997. The Registrant's audit committee recommended these actions.

                  During the two most recent fiscal years and subsequent interim periods prior to September 2, 1997, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events.

                  The report of KPMG Peat Marwick LLP on the financial statements of the Registrant for the past two years contained no adverse opinion or other disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

                  The Registrant has not consulted with Ernst & Young LLP during the two most recent fiscal years or subsequent interim periods on either the application of accounting principles to any transaction or type of audit opinion Ernst & Young LLP might issue on the Registrant's financial statements.

                  The Registrant provided KPMG Peat Marwick LLP with a copy of the above statements, and requested that KPMG Peat Marwick LLP furnish a letter addressed to the Securities and Exchange Commission stating whether KPMG Peat Marwick LLP agrees with such statements. A copy of the KPMG Peat Marwick LLP letter to the SEC, dated September 4, 1997, is filed as an exhibit to this current report on Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  Exhibit

                  16.2  Letter re change in Registrant's certifying accountants.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    UROQUEST MEDICAL CORPORATION


Date:  September 8, 1997            /s/ JEFFREY L. KAISER
                                    ----------------------------------
                                    Jeffrey L. Kaiser
                                    Vice President
                                    Chief Financial Officer
                                    Secretary and Treasurer


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                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS

Exhibit                                                       Sequential
Number            Description                                 Page Number
- ------            -----------                                 -----------
16.2              Letter re change in certifying accountant       5




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